UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)     April 19, 2007

COMMERCIAL BANKSHARES, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

033-67254	65-0050176
(Commission File Number)	(IRS Employer Identification No.)

1550 S.W. 57th Avenue, Miami, Florida	33144
(Address of Principal Executive Offices)	(Zip Code)

(305) 267-1200

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

Commercial Bankshares, Inc. (the “Company”) is filing this Current Report on Form 8-K to disclose the final Form of Election Form and Letter of Transmittal (the “Election Form”) to be used by the Company’s shareholders in connection with the Company’s merger (the “Merger”) with The Colonial BancGroup, Inc. (“Colonial”), as described in Colonial’s Registration Statement on Form S-4 (Registration No. 333-141731), filed in connection with the Merger. The Company expects to distribute the Election Form on April 23, 2007 to the Company’s shareholders as of the close of business on April 19, 2007.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	Form of Election Form and Letter of Transmittal

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

April 19, 2007	COMMERCIAL BANKSHARES, INC.

/s/ Barbara E. Reed
Barbara E. Reed
Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	Form of Election Form and Letter of Transmittal of Commercial Bankshares, Inc.